UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                         Date of Report: April 30, 2003
                (Date of earliest event reported: December 4, 2002)

                              CENTURY CASINOS, INC.
             (Exact Name of Registrant as specified in its charter)

           Delaware                0-22290          84-1271317
  (State or other jurisdiction    (Commission      (I.R.S. Employer
          of incorporation)       File Number)      Identification Number)



           200-220 E. Bennett Avenue Cripple Creek, CO      80813
           (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code: 719-689-9100





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Item 4.  Changes In Registrant's Certifying Accountant

     On December 4, 2002, the Registrant selected PricewaterhouseCoopers Inc. as the principal independent accountant for its subsidiary Century Casinos Africa (Proprietary) Limited.

     Grant  Thornton  Kessel   Feinstein,   a  member  firm  of  Grant  Thornton
International, (the "Former Auditor") was the previous auditor for Century Casinos Africa (Proprietary) Limited. Grant Thornton LLP continues to be the principal independent accountant for the Registrant.

     Registrant had no disagreements with the Former Auditor that, if not resolved would have caused the Former Auditor to report the disagreement.

     There has been no adverse opinion, disclaimer of opinion, or qualified opinion in the Former Auditor's report for any of the preceding two years.

     The decision to change accountants was approved by the Audit Committee of the Board of Directors.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     16.1 Grant Thornton Kessel Feinstein Letter to the Securities and Exchange Commission, dated April 30, 2003.

     16.2 Grant Thornton Kessel Feinstein Letter to the Registrant, dated April 30, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                           Century Casinos, Inc.
                                                                    (Registrant)

                                                             /s/ Larry Hannappel
Date:  April 30, 2003                  By :___________________________________

                                       Larry Hannappel, Chief Accounting Officer